SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 23, 2001
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                    (Date of earliest event reported)



                         Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)



      Pennsylvania                    0-27942                  23-2828883
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                       19401
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(Address of principal executive offices)                            (Zip Code)



                              (610) 251-1600
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           (Registrant's telephone number, including area code)



                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Item 5.  Other Events
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    On April 23, 2001, Commonwealth Bancorp, Inc. announced that it has completed its previously announced program to purchase 550,000 shares of its outstanding common stock. The Company also announced that its Board of Directors has authorized a new program to repurchase up to 500,000 shares, or
approximately 5 percent, of its outstanding common stock.   For additional
information, reference is made to the Press Release, dated April 23, 2001, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated April 23, 2001





















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COMMONWEALTH BANCORP, INC.



Date: April 24, 2001                  By:   /s/ Charles M. Johnston
                                            -------------------------
                                            Charles M. Johnston
                                            Chief Financial Officer






















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